SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  April 1, 2005
                -------------------------------------------------
                Date of Report (Date of earliest event reported)


                             Kearny Financial Corp.
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


         United States                    0-51093           22-3803741
-----------------------------           ----------    --------------------------
(State or other jurisdiction            (File No.)        (IRS Employer
 of incorporation)                                        Identification Number)


120 Passaic Avenue, Fairfield, New Jersey                      07004
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:   (973) 244-4500
                                                   --------------------


                                 Not Applicable
          --------------------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written  communications  pursuant to Rule 425 under the  Securities  Act

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                             KEARNY FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

Item 4.01 Change in Registrant's Certifying Accountant
          --------------------------------------------

         On April 1, 2005, Radics & Co., LLC ("Radics") merged with Beard Miller Company LLP ("Beard Miller") to become the Pine Brook, New Jersey office of Beard Miller to become the Pine Brook, New Jersey office of Beard Miller. As a result of the merger, on April 1, 2005, Radics resigned as independent auditors of the Company. On April 1, 2005, the Company engaged Beard Miller as its successor independent audit firm. The Company's engagement of Beard Miller was approved by the Company's Audit Committee.

         The reports of Radics on the consolidated financial statements of the Company as of and for the fiscal years ended June 30, 2004 and 2003, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Company's fiscal years ended June 30, 2004 and 2003, and in connection with the audit of the Company's consolidated financial statements for such periods, and for the period from July 1, 2004 to April 1, 2005, there were no disagreements between the Company and Radics on any matter of accounting principles or practices, consolidated financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Radics, would have caused Radics to make reference to such matter in connection with its audit reports on the Company's consolidated financial statements.

         The Company has provided Radics with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Company requested that Radics deliver to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. Radics's letter is filed as Exhibit 16 hereto.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
           -------------------------------------------------------------------


         Exhibit
         Number        Description
         ------        -----------

          16 Letter of concurrence from Radics & Co., LLC regarding changes in certifying accountant

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                           KEARNY FINANCIAL CORP.


Date: April 1, 2005               By:      /s/John N. Hopkins
                                           -------------------------------------
                                           John N. Hopkins
                                           President and Chief Executive Officer